EXHIBIT 99.1

Onto Innovation Reports

2023 First Quarter Results

Wilmington, Mass., May 4, 2023 – Onto Innovation Inc. (NYSE: ONTO) (“Onto Innovation,” “Onto,” or the “Company”) today announced financial results for the first fiscal quarter of 2023.

2023 First Quarter Financial Highlights

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Total revenue of $199 million.
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GAAP operating income and GAAP net income of $29 million.
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Non-GAAP operating income of $49 million and non-GAAP net income of $45 million.
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GAAP diluted earnings per share of $0.59 and non-GAAP diluted earnings per share of $0.92.
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Cash generated from operations is $50 million, representing 25% of revenue.

First Quarter Business Highlights

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A top three semiconductor manufacturer finalized a volume purchase agreement in excess of $90 million for deliveries in 2023 for Onto’s process control portfolio.
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Iris™ thin film metrology systems were delivered to 13 customers in the first quarter, expanding the number of customers and end-markets evaluating and/or purchasing these systems.
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A total of 18 power customers placed first-time orders for new tools that spanned the entire power portfolio, which now includes: Atlas® OCD metrology; Iris™ thin film metrology; Echo™ thick metal film metrology; IVS™ overlay metrology; Element™ epitaxial metrology; Dragonfly® macro inspection; and Discover® software.
•
Two new customers selected our Dragonfly system for wafer inspection and our JetStep® 3500 stepper for substrate lithography to begin production of fan-out wafer level packaging (FOWLP).

Michael Plisinski, chief executive officer of Onto Innovation, commented, “Customer investment in advanced logic products remained strong in the quarter, with over 90% of our revenue tied to nodes from 5nm down to 2nm. Our successes in qualifications for advanced packaging lines and adding new power device customers sets the foundation for our anticipated growth as we move beyond these uncertain market conditions.”

He continued, “After extraordinary growth in 2022, we are now able to focus on strategic supply chain initiatives and other operational programs that were affected during our manufacturing ramping. During the first quarter, we reduced SG&A expenses while targeting and increasing specific product R&D programs that we believe will move our results toward our long-term operating model.”

Onto Innovation Inc.
Key Quarterly Financial Data

(In thousands, except per share amounts)

US GAAP
	April 1, 2023	December 31, 2022	April 2, 2022
Revenue	$199,165	$253,270	$241,350
Gross profit margin	53%	54%	54%
Operating income	$29,035	$61,212	$58,744
Net income	$29,068	$66,214	$53,330
Net income per diluted share	$0.59	$1.34	$1.07

US NON-GAAP
	April 1, 2023	December 31, 2022	April 2, 2022
Revenue	$199,165	$253,270	$241,350
Gross profit margin	54%	54%	54%
Operating income	$48,895	$76,082	$74,264
Net income	$45,047	$77,544	$65,628
Net income per diluted share	$0.92	$1.57	$1.31

Outlook

For the second fiscal quarter ending July 1, 2023, the Company is providing the following guidance:

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Revenue is expected to be $203 million plus or minus 4%.
•
GAAP diluted earnings per share is expected to be in the range of $0.47 to $0.61.
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Non-GAAP diluted earnings per share is expected to be in the range of $0.75 to $0.90.

Webcast & Conference Call Details

Onto Innovation will host a conference call at 4:30 p.m. Eastern Time today, May 4, 2023, to discuss its first quarter 2023 financial results and other matters in greater detail. To participate in the call, please dial (888) 394-8218 or International: +1 (646) 828-8193 and reference conference ID 1186059 at least five (5) minutes prior to the scheduled start time. A live webcast will also be available at www.ontoinnovation.com.

To listen to the live webcast, please go to the website at least fifteen (15) minutes early to register, download and install any necessary audio software. There will be a replay of the conference call available for one year on the Company’s website at www.ontoinnovation.com.

Discussion of Non-GAAP Financial Measures

The Company has provided in this release non-GAAP financial measures, including non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin, which exclude amortization of acquisition-related intangible assets, certain acquisition-related expenses and benefits, litigation expenses and restructuring costs. Non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin can also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

We utilize several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons:

Amortization of purchased intangible assets: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to the purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Merger or acquisition related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our mergers and acquisitions, such as transaction and integration costs, change in control payments, adjustments to the fair value of assets, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business.

Restructuring charges: we incur restructuring and impairment charges on individual or groups of employed assets, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on-going operations with prior and future periods.

Significant litigation charges or benefits and legal costs: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on-going business and operating results.

Income tax expense: we estimate the tax effect of the items identified to determine a non-GAAP annual effective tax rate applied to the pretax amount in order to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment.

From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP in the United States. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include, but are not limited to, statements regarding Onto Innovation’s business momentum and future growth; the benefit to customers and capabilities of Onto Innovation’s products and customer service; Onto Innovation’s ability to both deliver products and services consistent with our customers’ demands and expectations and strengthen its market position; Onto Innovation’s expectations regarding the semiconductor market outlook; Onto Innovation’s future quarterly and annual financial outlook; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors include, but are not limited to, the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes or conflicts on the Company's global operations; its ability to adequately protect its intellectual property rights and maintain data security; the effects of natural disasters or public health emergencies, such as the current COVID-19 pandemic, on the global economy and on the Company’s customers, suppliers, employees, and business; its ability to effectively maneuver global trade issues and changes in trade and export regulations and license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Form 10-K report for the year ended December 31, 2022, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance, or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law.

About Onto Innovation

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: Un-patterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; elemental layer composition; overlay metrology; factory analytics; and lithography for advanced semiconductor packaging. Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient. With headquarters and manufacturing in the U.S., Onto Innovation supports customers with a worldwide sales and service organization. Additional information can be found at www.ontoinnovation.com.

Source: Onto Innovation Inc.

ONTO-I

For more information, please contact:

Michael Sheaffer

+1.978.253.6273

Mike.Sheaffer@OntoInnovation.com

(Financial tables follow)

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands) - (Unaudited)

	April 1, 2023	December 31, 2022
ASSETS
Current assets
Cash, cash equivalents and marketable securities	$583,518	$547,784
Accounts receivable, net	209,624	241,395
Inventories	338,358	324,282
Prepaid and other assets	23,596	21,411
Total current assets	1,155,096	1,134,872
Net property, plant and equipment	97,624	91,980
Goodwill and intangibles, net	524,184	538,008
Other assets	25,940	30,003
Total assets	$1,802,844	$1,794,863

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$91,504	$103,362
Other current liabilities	56,914	57,196
Total current liabilities	148,418	160,558
Other non-current liabilities	29,801	37,879
Total liabilities	178,219	198,437
Stockholders’ equity	1,624,625	1,596,426
Total liabilities and stockholders’ equity	$1,802,844	$1,794,863

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts) - (Unaudited)

	Three Months Ended
	April 1, 2023	April 2, 2022
Revenue	$199,165	$241,350
Cost of revenue	94,190	110,327
Gross profit	104,975	131,023
Operating expenses:
Research and development	27,242	26,341
Sales and marketing	15,637	15,632
General and administrative	19,237	16,487
Amortization	13,824	13,819
Total operating expenses	75,940	72,279
Operating income	29,035	58,744
Interest income, net	3,448	377
Other expense, net	(281)	(204)
Income before income taxes	32,202	58,917
Provision for income taxes	3,134	5,587
Net income	$29,068	$53,330
Earnings per share:
Basic	$0.60	$1.08
Diluted	$0.59	$1.07
Weighted average shares outstanding:
Basic	48,788	49,437
Diluted	49,109	49,915

ONTO INNOVATION INC.

NON-GAAP FINANCIAL SUMMARY

(In thousands, except percentage and per share amounts) - (Unaudited)

	Three Months Ended
	April 1, 2023	April 2, 2022
Revenue	$199,165	$241,350
Gross profit	$107,294	$131,018
Gross margin as percentage of revenue	54%	54%
Operating expenses	$58,399	$56,754
Operating income	$48,895	$74,264
Operating margin as a percentage of revenue	25%	31%
Net income	$45,047	$65,628
Net income per diluted share	$0.92	$1.31

RECONCILIATION OF GAAP GROSS PROFIT,

OPERATING EXPENSES AND OPERATING INCOME TO NON-GAAP

GROSS PROFIT, OPERATING EXPENSES AND OPERATING INCOME

(In thousands, except percentages) - (Unaudited)

	Three Months Ended
	April 1, 2023	April 2, 2022
U.S. GAAP gross profit	$104,975	$131,023
Pre-tax non-GAAP items:
Merger and acquisition related expenses	40	(5)
Restructuring expenses	2,279	—
Non-GAAP gross profit	$107,294	$131,018
U.S. GAAP gross margin as a percentage of revenue	53%	54%
Non-GAAP gross margin as a percentage of revenue	54%	54%
U.S. GAAP operating expenses	$75,940	$72,279
Pre-tax non-GAAP items:
Merger and acquisition related expenses	1,008	657
Restructuring expenses	2,034	—
Litigation expenses	675	1,049
Amortization of intangibles	13,824	13,819
Non-GAAP operating expenses	58,399	56,754
Non-GAAP operating income	$48,895	$74,264
GAAP operating margin as a percentage of revenue	15%	24%
Non-GAAP operating margin as a percentage of revenue	25%	31%

ONTO INNOVATION INC.

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(In thousands, except share and per share data) - (Unaudited)

	Three Months Ended
	April 1, 2023	April 2, 2022
U.S. GAAP net income	$29,068	$53,330
Pre-tax non-GAAP items:
Merger and acquisition related expenses	1,048	652
Restructuring expenses	4,313	—
Litigation expenses	675	1,049
Amortization of intangibles	13,824	13,819
Net tax provision adjustments	(3,881)	(3,222
Non-GAAP net income	$45,047	$65,628
Non-GAAP net income per diluted share	$0.92	$1.31

ONTO INNOVATION INC

SUPPLEMENTAL INFORMATION - RECONCILIATION OF SECOND QUARTER 2023

GAAP TO NON-GAAP GUIDANCE

	Low	High
Estimated GAAP net income per diluted share	$0.47	$0.61
Estimated non-GAAP items:
Amortization of intangibles	0.28	0.28
Merger and acquisition related expenses	0.01	0.01
Litigation expenses	0.02	0.02
Restructuring expenses	0.04	0.04
Net tax provision adjustments	(0.07)	(0.06)
Estimated non-GAAP net income per diluted share	$0.75	$0.90

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